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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 22, 2005

                                  MEDICOR LTD.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    0-50442                14-1871462
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)

          4560 S. Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

MediCor Ltd. (the "Company") issued a press release on September 22, 2005. The press release announced that the Company plans to file for an Investigational Device Exemption (IDE) with the U.S. Food and Drug Administration (FDA) in the first quarter of 2006 for high-consistency silicone-filled breast implants. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibit No.         Description
    -----------         --------------------------------------------------------
    99.1                Copy of press release issued by the Company on
                        September 22, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDICOR LTD.


                                                By:    /s/ Theodore R. Maloney
                                                       -------------------------
                                                Name:  Theodore R. Maloney
                                                Title: Chief Executive Officer


Dated: September 22, 2005